UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2014

Vansen Pharma Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33715	20-2881151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6955 N Durango Drive, Las Vegas	NV 89149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702)843-0456

101 Convention Centre Drive, Suite 700, Las Vegas, NV 89109
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 24, 2014, Richard Azani resigned as a director and officer of our company.  Effective February 24, 2014, Ahmad Doroudian was appointed as President, Chief Executive Officer and as a director of our company and Moira Ong was appointed Secretary, Treasurer and Chief Financial officer of our company.  Mr. Azani's resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Dr. Ahmad Doroudian

Dr. Doroudian is the founder and former Chief Executive Officer and Vice Chairman of Merus Labs International Inc., a Nasdaq/TSX listed company. He was formerly the CEO of Neurokine Pharmaceuticals Inc. from May 2009 to September 2011 and served as the President of Rayan Pharma Inc., an exporter of pharmaceuticals to Eastern Europe, from March 2003 to April 2007. From November 2003 to March 2004, Dr. Doroudian was the Vice Chairman of PanGeo Pharma Inc., a TSX listed company (now PendoPharm, a division of Pharmascience Inc.) and he served as CEO, Chairman and Director of PanGeo from April 1996 to November 2003. Dr. Doroudian has been involved with early stage financing and management of private and publicly listed companies since 1996. Dr. Doroudian holds a Bachelors Degree in Biochemistry and a Masters Degree and Ph.D. in Biopharmaceutics from the University of British Columbia.

Moira Ong

Ms. Ong is a Chartered Accountant with over 16 years of experience in accounting and consulting.  From 2006 through 2010, Ms. Ong was a Senior Manager at a global public accounting firm.  Ms. Ong is the Chief Financial Officer of Neurokine Pharmaceuticals Inc. from December 2010 and was an officer in the finance capacity of Merus Labs International Inc. from March 2010 through December 2012.  Moira also works closely, through a boutique Chartered Accounting firm, with publicly traded and private companies, providing audits of their financial statements and other services that may be required to assist these companies in their growth and financing plans.  In addition to holding her Chartered Accountant (CPA, CA) designation, Moira also holds a Chartered Financial Analyst (CFA) designation.

Our board of directors now consists of Ahmad Doroudian and Patrick Charles Frankham.  There have been no transactions between our company and Ahmad Doroudian since our last fiscal year which would be required to be reported herein.

Item 7.01	Regulation FD Disclosure

On March 3, 2014, we issued a news release announcing a change to our directors and officers.

Item 9.01	Financial Statements and Exhibits

99.1	News Release dated March 3, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANSEN PHARMA INC.

Date: March 3, 2014	By:	/s/ Ahmad Doroudian
Ahmad Doroudian
President and Director

3